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Exhibit 23(b)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-164361, 333-126000, 333-89180, 333-89128 and 333-167937) of Dillard's, Inc. of our report dated March 23, 2011 relating to the financial statements which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Dallas, Texas
March 21, 2012

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  Exhibit 23(b)
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM